UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MAGYAR BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

January 8, 2020

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Magyar Bancorp, Inc. Our Annual Meeting will be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 20, 2020 at 2:00 p.m.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2019 Annual Report to Stockholders and our Proxy Statement at www.envisionreports.com/MGYR. On January 8, 2020, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting. We will also report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of one director, and the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Please vote your proxy to ensure that your shares are represented and voted for the election of directors. Please help save the Company additional solicitation costs by voting your proxy today. Your vote is important.

Sincerely,

John S. Fitzgerald
President and Chief Executive Officer

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

(732) 342-7600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 20, 2020

Notice is hereby given that the Annual Meeting of the Stockholders of Magyar Bancorp, Inc. (the “Company”) will be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901, on February 20, 2020 at 2:00 p.m.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of one director;
2.	The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board is not aware of any other such business.

Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on December 27, 2019 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 400 Somerset Street, New Brunswick, New Jersey 08901 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record present at the Annual Meeting may REVOKE his or her proxy and vote personally on any matter properly brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 20, 2020. THIS PROXY STATEMENT, PROXY CARD AND MAGYAR BANCORP, INC.’S 2019 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT WWW.ENVISIONREPORTS.COM/MGYR.

New Brunswick, New Jersey	Karen LeBlon
January 8, 2020	Corporate Secretary

GENERAL INFORMATION	1
The 2020 Annual Meeting of Stockholders	1
Who Can Vote	2
How Many Votes You Have	2
Matters to Be Considered	2
How to Vote	2
Participants in Magyar Bancorp Benefit Plans	3
Quorum and Vote Required	3
Revocability of Proxies	3
Solicitation of Proxies	4
Security Ownership of Certain Beneficial Owners and Management	5
PROPOSAL I - ELECTION OF DIRECTORS	7
Directors and Executive Officers	8
Director Nominee – to serve for a three-year period	8
Continuing Directors	8
Executive Officers of the Company and the Bank Who Are Not Directors	9
Corporate Governance	9
Board Independence	9
Attendance at Annual Meetings of Stockholders	9
Board Meetings and Committees	9
Code of Ethics and Business Conduct	11
Board Leadership Structure	11
Board’s Role in Risk Oversight	12
Board Nominations	12
Procedures for the Consideration of Board Candidates Submitted by Stockholders	13
Stockholder Communications with the Board	14
Transactions with Certain Related Persons	14
The Audit Committee Report	15
Executive Compensation	16
Director Fees	21
PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	23
Fees Paid to Our Auditors	24
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants	24
Required Vote and Recommendation of the Board	24
STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING	25
Advance Notice of Business to be Conducted at an Annual Meeting	25
OTHER MATTERS	25

MAGYAR BANCORP, INC.

PROXY STATEMENT FOR THE
2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 20, 2020

GENERAL INFORMATION

This Proxy Statement and the Annual Report to Stockholders are being furnished to the stockholders of Magyar Bancorp, Inc. (“Magyar Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Magyar Bancorp for use at the 2020 Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, February 20, 2020 at 2:00 p.m., at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated January 8, 2020 and is first being made available to stockholders on or about January 8, 2020.

The 2020 Annual Meeting of Stockholders
Date, Time and Place	The Annual Meeting of Stockholders will be held on Thursday, February 20, 2020, at 2:00 p.m., at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, 08901.
Record Date	December 27, 2019.
Shares Entitled to Vote	5,820,746 shares of Magyar Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.
Purpose of the Annual Meeting	To consider and vote on (i) the election of one director, and (ii) the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020.
Vote Required	Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC, and without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The ratification of the appointment of RSM US LLP as independent registered public accounting firm will be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”
Board of Directors’
Recommendations	Your Board of Directors unanimously recommends that stockholders vote “FOR” the election of the director nominee listed in this Proxy Statement and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020.

Magyar Bancorp	Magyar Bancorp, a Delaware corporation, is the bank holding company for Magyar Bank, an FDIC-insured, New Jersey-chartered savings bank that operates seven full-service banking offices. At September 30, 2019, Magyar Bancorp had $630 million in total assets. Our principal executive offices are located at 400 Somerset Street, New Brunswick, New Jersey 08901, and our telephone number is (732) 342-7600.
Magyar Bancorp, MHC, a New Jersey-chartered mutual holding company (the “Mutual Holding Company”), holds 3,200,450 shares, or 55.0%, of the Company’s issued and outstanding shares of common stock.

Who Can Vote

The Board of Directors has fixed December 27, 2019 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Magyar Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On December 27, 2019, 5,820,746 shares of Magyar Bancorp common stock were outstanding and held by approximately 388 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. The presence by proxy of the Mutual Holding Company’s shares of common stock will assure a quorum is present at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Magyar Bancorp common stock outstanding will be entitled to one vote for each share held of record. However, Magyar Bancorp’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Magyar Bancorp (other than the Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The matters to be considered at the Annual Meeting are the election of one director and the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. Magyar Bancorp could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our Annual Report to Stockholders and our Proxy Statement at www.envisionreports.com/MGYR. On or about January 8, 2020, we mailed a notice to stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request proxy materials in printed form by mail, or electronically by email.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Each of these voting options is described in the notice and the Proxy Card. You should complete and return your Proxy Card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the director nominee named in this Proxy Statement and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending September 30, 2020.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote in person at the Annual Meeting. If you want to vote your shares of Magyar Bancorp common stock that are held in street name in person at the Annual Meeting, you will need a written proxy card in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Participants in Magyar Bancorp Benefit Plans

If you are a participant in the Magyar Bank Employee Stock Ownership Plan, the Magyar Bank 401(k) Profit Sharing Plan, or another benefit plan through which you own shares of Magyar Bancorp common stock, you will receive voting instruction forms with respect to shares you may vote under the plans. Although the trustee or administrator votes all shares held by the plan, each participant may direct the trustee or administrator how to vote the shares of Magyar Bancorp common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote the shares in accordance with the terms of the respective plans.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Magyar Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, including shares voted by Magyar Bancorp, MHC and without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is “WITHHELD.”

The ratification of the appointment of RSM US LLP as our independent registered public accounting firm will be determined by a majority of the votes cast, including shares voted by Magyar Bancorp, MHC and without regard to broker non-votes or proxies marked “ABSTAIN.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Magyar Bancorp prior to the voting of such proxy;
•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or
•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Magyar Bancorp, Inc.

400 Somerset Street

New Brunswick, New Jersey 08901

Attention:    Karen LeBlon

Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker's instructions regarding the revocation of proxies.

Solicitation of Proxies

Magyar Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Magyar Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Magyar Bancorp common stock and secure their voting instructions. Magyarmay also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, email or letter.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the issued and outstanding shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”). The following table sets forth, as of December 27, 2019, certain information regarding persons who beneficially owned more than five percent of the Company’s issued and outstanding shares of common stock:

Principal Stockholders

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding(1)

Magyar Bancorp, MHC 400 Somerset Street P.O. Box 1365 New Brunswick, New Jersey 08903	3,200,450(2)	55.0%(2)
PL Capital, LLC 20 E. Jefferson Avenue Suite 22 Naperville, IL 60540	580,657(3)	9.9%(3)
M3 Funds, LLC 10 Exchange Place Suite 510 Salt Lake City, UT 84111	291,583(4)	5.01(4)

(1)	Based on 5,820,746 shares of Magyar Bancorp common stock outstanding on December 27, 2019.
(2)	The Board of Directors of Magyar Bancorp, MHC consists of those persons who serve on the Board of Directors of Magyar Bancorp, Inc.
(3)	Based on a Schedule 13D/A filed by PL Capital, LLC with the SEC on September 20, 2012.
(4)	Based on a Schedule 13G filed by M3 Funds, LLC with the SEC on April 5, 2019.

Management

The following table sets forth information about the shares of Magyar Bancorp common stock owned by each nominee for election as director, each incumbent director, each Magyar Bancorp executive officer, and all nominees, incumbent directors and executive officers as a group, as of December 27, 2019.

Names	Age	Position(s) Held in the Company	Shares Owned Directly and Indirectly(1)	Percent of Class(2)

NOMINEE

Edward C. Stokes, III	71	Director	37,272	*
DIRECTORS CONTINUING IN OFFICE

Andrew G. Hodulik, CPA	63	Vice Chairman of the Board	14,902	*

Martin A. Lukacs, D.M.D.	73	Director	14,357	*

Jon R. Ansari	45	Executive Vice President and Chief Financial Officer and Director	51,397	*

John S. Fitzgerald	54	President and Chief Executive Officer and Director	57,454	*
Thomas Lankey	59	Chairman of the Board	23,502	*

Joseph A. Yelencsics	65	Director	15,047	*

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Jay Castillo	63	Senior Vice President and Chief Retail Officer	11,878	*

All directors and executive officers as a group (8 persons)			225,809(2)	3.90%

*	Less than 1% (footnotes below)

(1)	Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported. Includes 7,181 shares and 15,497 shares owned by Mr. Fitzgerald and Mr. Ansari, respectively, through the Magyar Bank 401(k) Profit Sharing Plan. Includes 10,021 shares, 9,955 shares, and 6,378 shares allocated to Mr. Fitzgerald, Mr. Ansari, and Mr. Castillo, respectively, in the Magyar Bank Employee Stock Ownership Plan (“ESOP”).

(2)	Based on 5,820,746 shares of Magyar Bancorp common stock outstanding as of December 27, 2019.

Stock Ownership and Retention Policy

The Board believes Directors and Executive Officers (defined as the Chief Executive Officer and Executive Vice Presidents) should have a financial investment in the Company. Each Director is expected to own at least $75,000 in common stock, based on original purchase value (excluding unexercised stock options), the Chief Executive Officer is expected to own at least $150,000 in common stock, based on original purchase value (excluding unexercised stock options), and each Executive Vice President is expected to own at least $50,000 in common stock, based on original purchase value (excluding unexercised stock options), within four years of being elected to the Board or appointed as an officer. The ownership guidelines for Directors and Executive Officers are as follows:

		Value of Common Stock

•	Chief Executive Officer	$150,000
•	Directors	$ 75,000
•	Executive Vice Presidents	$ 50,000

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members and is divided into three classes, with one class of directors elected each year. One director will be elected at the Annual Meeting to serve for a three-year period and until his successor has been elected and shall qualify.

The Board has nominated Edward C. Stokes, III for election as director at the Annual Meeting, who has agreed to serve if so elected. Please refer to the sections entitled “Directors and Officers” and “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to a nominee) will be voted at the Annual Meeting “FOR” the election of the nominee. If the nominee is unable to serve, the shares represented by such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominee would be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers.

Director Nominee – to serve for a three-year period

Edward C. Stokes, III. Mr. Stokes is the managing partner of the law firm of Stokes and Throckmorton. He is also the General Counsel of Magyar Bank. He has been a director of the Bank since 2001 and of the Company since its inception in 2005. As an experienced attorney, Mr. Stokes brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations of the Bank and the Company.

Continuing Directors

Terms to Expire Following Fiscal Year Ending September 30, 2020

Andrew G. Hodulik, CPA. Mr. Hodulik is a certified public accountant with the accounting firm of Hodulik & Morrison, P.A., a division of PKF O’Connor Davies. He has been a director of the Bank since 1995 and of the Company since its inception in 2005. As a certified public accountant and partner in an accounting firm, Mr. Hodulik brings to the Board of Directors valuable experience in dealing with accounting principles, internal controls and financial reporting rules and regulations.

Martin A. Lukacs, D.M.D. Dr. Lukacs is retired. He has been a director of the Bank since 2000 and of the Company since its inception in 2005. Dr. Lukacs’ years of experience as owner and manager of his own local practice brings valuable leadership that meets the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Jon R. Ansari, MBA. Mr. Ansari is the Executive Vice President and Chief Financial Officer of Magyar Bank and of the Company. He has been a director of the Bank and of the Company since 2017. Mr. Ansari joined Magyar Bank in July 1999. Prior to being appointed to his current position in June 2005, Mr. Ansari held various financial positions at Magyar Bank, such as Vice President of Finance, Controller, Assistant Controller and Accountant. Mr. Ansari’s background and extensive experience in operations, finance and accounting and knowledge of local markets provides a valuable resource to the Board of Directors.

Terms to Expire Following Fiscal Year Ending September 30, 2021

John S. Fitzgerald. Mr. Fitzgerald was appointed President and Chief Executive Officer of the Company and the Bank on May 27, 2010. Prior to this appointment, Mr. Fitzgerald served as the Executive Vice President and Chief Operating Officer of Magyar Bank and of the Company since October 2007. Mr. Fitzgerald joined Magyar Bank in June 2001. Mr. Fitzgerald has over 30 years experience in the banking industry. As Chief Executive Officer, his experience in leading the Company and the Bank and his responsibilities for the strategic direction and management of the Company’s day-to-day operations brings broad industry and specific institutional knowledge and experience to the Board of Directors.

Thomas Lankey. Mr. Lankey is the Senior Vice President of Long Term Care of Hackensack Meridian Health. Mr. Lankey’s first cousin is Joseph Yelencsics, who is also a director. He has been a director of the Bank since 1994 and of the Company since its inception in 2005. Mr. Lankey is also currently the Mayor of Edison Township. Mr. Lankey’s experience in various senior management roles and expertise in compensation and healthcare management brings to the Board valuable experience and perspective and other qualities that are beneficial to the Company.

Joseph A. Yelencsics. Mr. Yelencsics is a private investor. He was a part owner of Bristol Motors, Inc., an automobile dealership. Mr. Yelencsics is the first cousin of Thomas Lankey, who is also a director. He has been a director of the Bank since 2000 and of the Company since its inception in 2005. Mr. Yelencsics’ experience as owner and operator of his own company brings valuable leadership and business skills that meet the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills and other qualities that are beneficial to the Company.

Executive Officers of the Company and the Bank Who Are Not Directors

Jay Castillo. Mr. Castillo is the Senior Vice President and Chief Retail Officer of Magyar Bank and the Company. Mr. Castillo joined Magyar Bank in 2005 as Senior Vice President, Community Relations Officer and was appointed to his current position in October 2005, Prior to joining Magyar, Mr. Castillo served as Vice President, Community Development Officer with UnitedTrust Bank, and has over 40 years experience in the banking industry.

Corporate Governance

Magyar Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board Independence

The Board has determined that each member of the Board of Directors, with the exception of Messrs. Fitzgerald and Ansari, is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Mr. Fitzgerald is not considered to be independent due to his role as President and Chief Executive Officer of the Company and the Bank, and Mr. Ansari is not considered to be independent due to his role as Executive Vice President and Chief Financial Officer. In determining the independence of the directors, the Board of Directors considered (i) $50,000 in legal fees paid by Magyar Bank during the year ended September 30, 2019 to a law firm for which Director Stokes serves as a partner, and (ii) the loans outstanding to individual directors made in compliance with applicable banking regulations.

Attendance at Annual Meetings of Stockholders

Magyar Bancorp does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2019 Annual Meeting of Stockholders.

Board Meetings and Committees

The Board of Directors of Magyar Bancorp met one time while the Board of Directors of Magyar Bank met 12 times, during the fiscal year ended September 30, 2019. No director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he served during fiscal 2019, including Board and committee meetings of the Company and the Bank. Executive sessions of the independent directors are regularly scheduled.

The Company has four standing Board committees: Nominating and Corporate Governance Committee; Audit Committee; Compensation Committee; and Executive Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending the following to the Board: director nominees, director committee structure and membership, and corporate governance guidelines. The Nominating and Corporate Governance Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.magbank.com. The Nominating and Corporate Governance Committee currently consists of Directors Lukacs, Stokes and Yelencsics.

Audit Committee. The Audit Committee is responsible for overseeing the financial reporting, internal control and internal and external audit processes. This responsibility includes reviewing reports filed with the SEC, the internal audit function, the audit plan and performance of the internal auditor, as well as appointing, overseeing and evaluating the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving related party transactions that require proxy statement disclosure. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board believes that Director Hodulik qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.magbank.com. The report of the Audit Committee is included elsewhere in this Proxy Statement. The Audit Committee currently consists of Directors Hodulik, Lukacs, Lankey and Yelencsics.

Compensation Committee. The Compensation Committee is responsible for recommending to the Board the compensation of the Chief Executive Officer and executive management, reviewing and administering overall compensation policy, reviewing performance measures and goals, administering stock-based compensation plans, approving benefit programs, establishing compensation of directors and other matters of personnel policy and practice. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.magbank.com. The Compensation Committee currently consists of Directors Lankey, Hodulik, and Yelencsics.

Executive Committee. The Executive Committee is authorized to act, with some exceptions, with the same authority as the Board of Directors of Magyar Bancorp between meetings of the Board. The Board has adopted a written charter for the Executive Committee, which is available at the Company’s website at www.magbank.com. The Executive Committee is comprised of Directors Fitzgerald, Lankey, Hodulik and Stokes.

Committee Membership.

The following chart provides information about Board committee membership and the number of meetings that each committee held in fiscal 2019:

Names	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee	Executive Committee
Director (1)
Andrew G. Hodulik, CPA		X	X	X
Thomas Lankey		X	X	X
Martin A. Lukacs, D.M.D.	X	X
Edward C. Stokes, III	X			X
Joseph A. Yelencsics	X	X	X
John S. Fitzgerald[2]				X
Jon R. Ansari[2]
Number of meetings in fiscal 2019	1	4	6	0

————————————

(1)	The Chairman of the Board is an ex officio member of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.
(2)	John Fitzgerald is an officer of the Company and, with the exception of the Executive Committee, is not a member of the Board Committees listed. Jon Ansari is also an officer of the Company, and is not a member of the Board Committees listed.

Code of Ethics and Business Conduct

The Board has adopted a code of ethics and business conduct for employees, including the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. This code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. This document is available on the Company’s website at www.magbank.com. Amendments to and waivers from the code of ethics and business conduct will be disclosed on the Company’s website.

As a mechanism to encourage compliance with the code of ethics and business conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The code of ethics and business conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the code of ethics and business conduct.

Board Leadership Structure

The Board of Directors has separated the position of Chairman of the Board from the position of Chief Executive Officer. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company. Separating the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors. The Chairman of the Board also leads regularly scheduled executive sessions of the Board.

To assure effective independent oversight, the Board has adopted a number of governance practices to enhance its independence, including holding regularly scheduled executive sessions of the independent directors. In addition, the Compensation Committee, comprised solely of independent directors, conducts performance evaluations of the Chief Executive Officer. The Board, in conjunction with the Nominating and Corporate Governance Committee, which is comprised solely of independent directors, regularly reviews the Board’s leadership structure.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from the members of the Company’s senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, cyber and reputational risks. The Board of Directors (or the appropriate Board committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization, which enables the Board or the appropriate Board committee to identify, mitigate and monitor the material business risks of the Company. When a committee is charged with management of a particular risk, the Chairman of the committee reports risk-related matters addressed by the committee at the next meeting of the full Board of Directors. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board Nominations

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with the skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter, to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time.

The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. We do not maintain a specific diversity policy, but the diversity of the Board of Directors is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the NASDAQ Corporate Governance Listing Standards, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;
•	the name and address of the nominating stockholder as he/she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the nominated candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at an Annual Meeting.”

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Corporate Secretary at Magyar Bancorp, Inc., 400 Somerset Street, New Brunswick, New Jersey 08901. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman of the Board will:

•	forward the communication to the director(s) to whom it is addressed;
•	handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, a summary of all communications received since the last meeting will be presented and those communications will be made available to the directors upon request.

Transactions with Certain Related Persons

Federal law and regulation generally require that all loans or extensions of credit to executive officers and directors of a bank be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, applicable regulations permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Magyar Bank extends loans to its executive officers and directors on the same terms as available to all employees, in compliance with these regulations.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Magyar Bank. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and Regulation O.

The Company offers a 1% reduction to its publicly available interest rates on loans to employees and directors of the Bank. All such loans to the Company's directors and executive officers are made subject to the Bank's credit standards and are subject to approval by the Bank's Board of Directors. There were no loan transactions with Directors or Executive Officers originated during fiscal 2019 that involved more than $120,000.

The Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2019;
•	met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;
•	discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
•	received the written disclosures from the independent registered public accounting firm required by the PCAOB, and discussed with the independent registered public accounting firm its independence from the Company; and
•	pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and be filed with the SEC.

The Audit Committee

Andrew G. Hodulik, CPA (Chairman)

Martin A. Lukacs, D.M.D.

Thomas Lankey

Joseph A. Yelencsics

Executive Compensation

Determination of Executive Compensation

The Company’s philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of stockholder value based on annual earnings performance and the market price of the Company’s stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of the Company’s common stock through stock-based compensation; and

•	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Company considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Company also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Board of Directors and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. In setting salaries for fiscal year 2019, the Board of Directors utilized bank compensation surveys compiled by the American Bankers Association as well as other survey data prepared by trade groups and independent benefit consultants. The Company did not engage a compensation consultant to assist in establishing executive compensation in fiscal year 2019. In setting the base salaries, the Board of Directors also considered a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Summary Compensation Table. The following table sets forth, for the fiscal years ended September 30, 2019 and 2018, certain information as to the total remuneration paid by Magyar Bank to its Chief Executive Officer as well as to the two most highly compensated executive officers of Magyar Bank, other than the Chief Executive Officer, who received total salary and bonus in excess of $100,000. Each of the individuals listed in the table below is referred to as a “Named Executive Officer.”

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
John S. Fitzgerald President and Chief Executive Officer	2019 2018	430,750 410,872	135,000 110,000	--- ---	--- ---	--- ---	--- ---	146,525 96,197	712,275 617,069
Jon R. Ansari Executive Vice President and Chief Financial Officer	2019 2018	318,250 305,010	100,000 85,000	--- ---	--- ---	--- ---	--- ---	88,327 74,714	506,577 464,724
Jay Castillo Senior Vice President and Chief Retail Officer	2019 2018	189,943 188,285	25,000 20,000	--- ---	--- ---	--- ---	--- ---	23,738 21,899	238,681 230,184
(1)	Includes payments during fiscal year 2019 and 2018 for the following:

Name	Fiscal Year	401(k) Plan ($)	Supplemental Executive Retirement Plan ($)	Disability/Life/AD&D/LTD/Long Term Care Insurance ($)	Automobile Allowance ($)	Directors Fees($)	Medical & Dental Insurance ($)	Country Club Dues ($)	ESOP ($)*
John S. Fitzgerald	2019 2018	8,400 7,296	87,497 43,791	5,204 3,887	15,105 15,108	7,500 --	218 218	16,982 19,416	5,619 6,481
Jon R. Ansari	2019 2018	8,400 8,079	47,732 40,895	3,537 3,437	-- --	7,500 --	15,539 15,822	-- --	5,619 6,481
Jay Castillo	2019 2018	6,276 6,129	-- --	7,279 3,978	-- --	-- --	5,878 5,973	-- --	4,305 5,819

*	Dollar amounts shown for the ESOP reflect the fair market value at fiscal year end of the shares of common stock allocated in that fiscal year to each officer pursuant to the ESOP

Benefit Plans

Employment Agreements. Magyar Bancorp entered into an employment agreement, effective November 1, 2007, with John S. Fitzgerald, the President and Chief Executive Officer of the Company and of Magyar Bank. At that time, Mr. Fitzgerald was the Executive Vice President and Chief Operating Officer of the Company and Magyar Bank. The agreement had an initial term of 36 calendar months. Commencing December 31, 2007, and continuing on December 31st of each year thereafter, the agreement renews for an additional period such that the remaining term is thirty-six months, unless written notice of non-renewal is provided. The employment agreement was amended in July 2012 in order to reflect Mr. Fitzgerald’s promotion to President and Chief Executive Officer of the Company and Magyar Bank.

Under the agreement, the current base salary is $436,000 per year, which may be increased but not decreased. In addition, Mr. Fitzgerald is entitled to participate at no cost to executive in all benefit plans provided uniformly to other permanent full-time employees.

If Mr. Fitzgerald voluntarily terminates his employment, or his employment is terminated for cause, no benefits are provided under the agreement. In the event (i) of the involuntary termination of the executive’s employment for any reason other than disability, retirement or termination for cause, or (ii) the executive’s resignation upon the occurrence of certain events constituting “constructive termination,” including failure to appoint him to his current position, a material reduction in his duties, functions or responsibilities, or a breach by the Company of the agreement, Mr. Fitzgerald would be entitled to a severance benefit equal to two times his then current base salary. In the event that the severance payment provisions of the employment agreement are triggered other than following a change in control, the executive would be entitled to a cash severance benefit in the amount of approximately $872,000. If Mr. Fitzgerald’s employment is involuntarily terminated at any time following a change in control of Magyar Bancorp or Magyar Bank, he is entitled to a severance benefit equal to two times the sum of his then current base salary plus any earned and accrued but unpaid bonus for the year of termination. Accordingly, in the event that the severance payment provisions of the employment agreement were triggered following a change in control occurring on the last day of the 2019 fiscal year, the executive would have been entitled to a cash severance benefit in the amount of approximately $1,007,000.

Magyar Bancorp also entered into an employment agreement, effective July 26, 2012, with Jon R. Ansari, the Executive Vice President and Chief Financial Officer of the Company and Magyar Bank. The agreement had an initial term of 12 calendar months. Commencing December 31, 2012, and continuing on December 31st of each year thereafter, the agreement renews for an additional period such that the remaining term will be 12 months, unless written notice of non-renewal is provided.

Under the agreement, the current base salary is $322,000 per year, which may be increased but not decreased. The terms of Mr. Ansari’s employment agreement are substantially similar to the terms of Mr. Fitzgerald’s employment agreement.

In the event of his involuntary termination of employment without cause or his resignation for the same reasons as under Mr. Fitzgerald’s employment, Mr. Ansari will also be entitled to a severance benefit equal to two times his then current base salary. If Mr. Ansari’s employment is terminated other than for cause or following a change in control, Mr. Ansari would be entitled to a cash severance benefit in the amount of approximately $644,000. If Mr. Ansari’s employment is involuntarily terminated (other than for cause) at any time following a change in control of Magyar Bancorp or Magyar Bank, he is entitled to a severance benefit equal to two times the sum of his then current base salary plus any earned and accrued but unpaid bonus for the year of termination. If a change in control and termination of employment had occurred on the last day of the 2019 fiscal year, Mr. Ansari would have been entitled to a cash severance benefit in the amount of approximately $744,000.

If either executive’s employment is terminated for any of the reasons specified in the preceding paragraph that would entitle the executive to a severance payment, the Company will cause to be continued for 24 months, at its sole expense, life insurance coverage and non-taxable medical and dental insurance coverage substantially identical to the coverage maintained by the Company and/or the Bank prior to the termination of his employment.

The agreements provide that in no event shall the aggregate payments or benefits to be made or afforded to the executive under the agreement constitute an “excess parachute payment,” and in order to avoid such a result, such payments or benefits will be reduced, if necessary, to an amount which is one dollar ($1.00) less than an amount equal to three (3) times the executive’s “base amount,” as determined in accordance with said Section 280G of the Internal Revenue Code.

The agreements also provide that, other than following a change in control, the executives shall not compete with Magyar Bank or the Company for a period of one year following their termination of employment with Magyar Bank or the Company.

Change-in-Control Agreement. In December 2019, the Company entered into a one-year change-in-control agreement with Jay Castillo, the Senior Vice President and Chief Retail Officer of the Company and Magyar Bank, that provides certain benefits in the event of a termination of employment following a change in control of the Company or Magyar Bank. Commencing on each anniversary date, the agreement will be renewed for an additional year so that the remaining term will be one year, subject to termination by the Board of Directors on notice of non-renewal. The change-in-control agreement enables the Company to offer Mr. Castillo certain protections against termination without just cause in the event of a change in control.

Following a change in control of the Company or Magyar Bank, Mr. Castillo is entitled under the agreement to a payment if his employment is terminated during the term of such agreement, other than for just cause, or if he voluntarily terminates employment during the term of such agreement as a result of a demotion, loss of title, office or significant authority (in each case, other than as a result of the fact that either Magyar Bank or Magyar Bancorp is merged into another entity in connection with a change in control and will not operate as a stand-alone, independent entity), reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. If there is a change in control followed by a termination of employment, Mr. Castillo will receive a cash payment equal to the sum of his highest rate of base salary and the highest rate of bonus awarded to him during the prior three years, payable in a lump sum. In accordance with the foregoing, if a change of control had occurred as of September 30, 2019 that resulted in a termination of employment, Mr. Castillo would have been entitled to a cash payment in the aggregate amount of approximately $214,943. In addition to the cash payment, Mr. Castillo is entitled to receive life, medical, and dental coverage, at no cost, for a period of 12 months from the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreements, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended.

Stock-Based Incentive Plan. In 2007, stockholders approved Magyar Bancorp’s Equity Incentive Plan (the “Equity Plan”) to provide officers, employees and directors with additional incentives to promote the growth and performance of the Company. The Equity Plan authorized the issuance of up to 381,260 shares of Magyar Bancorp common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. No more than 108,931 shares could be issued as restricted stock awards.

As of September 30, 2019, there were no options outstanding to acquire shares of common stock and no shares of restricted stock outstanding and subject to future vesting, and no further awards may be made under the plan.

The Company does not have any equity compensation program that was not approved by its stockholders, other than the ESOP.

Outstanding Equity Awards at Year End. There were no outstanding equity awards as of September 30, 2019 for the Named Executive Officers.

Defined Benefit Pension Plan. Magyar Bank sponsors the Magyar Savings Bank Retirement Plan, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). The Retirement Plan was frozen as to new accruals effective as of February 15, 2006. Magyar Bank annually contributes an amount to the plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The regular form of retirement benefit is a life annuity (if the participant is single) and a joint and survivor annuity (if the participant is married); however, various alternative forms of joint and survivor annuities may be selected instead. In the event a participant dies before his annuity starting date, death benefits will generally be paid to the participant’s surviving spouse in the form of a pre-retirement survivor annuity.

A participant who retires on his normal retirement date is entitled to an annual benefit equal to his accrued benefit based on a retirement benefit formula equal to the sum of 35% of the participant’s average annual compensation plus 22.75% of his average annual compensation in excess of covered compensation. However, participants who have earned less than 35 years of service at the end of the plan year in which they attain normal retirement age will be entitled to reduced benefits. The minimum amount of annual retirement benefit provided to participants who retire on their normal retirement date will be equal to 1.5% of the participant’s average annual compensation multiplied by the participant’s number of years of service, up to a maximum of 30 years.

Executive Supplemental Retirement Income Agreements. Magyar Bank adopted an Executive Supplemental Retirement Income Agreement for Jon Ansari and for John Fitzgerald effective as of January 1, 2006 (“2006 SERPs”). The 2006 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $141,143 and to Mr. Fitzgerald at age 65 of $102,362. For these purposes, Messrs. Ansari and Fitzgerald have each established a secular trust in connection with the adoption of the 2006 SERPs. In the fiscal year ended September 30, 2019, Magyar Bank contributed $40,895 and $43,792 to the secular trusts established for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2006 SERP.

Magyar Bank adopted a second Executive Supplemental Retirement Income Agreement for Jon Ansari and John Fitzgerald effective as of May 23, 2019 (“2019 SERPs”). The 2019 SERPs are designed to provide an annual benefit to Mr. Ansari at age 65 of $78,681 and to Mr. Fitzgerald at age 65 of $160,923. In accordance with the 2019 SERPs, Magyar Bank will accrue for the benefit of each Executive with an accrued liability balance. In the fiscal year ended September 30, 2019, Magyar Bank accrued $6,837 and $43,705 for Mr. Ansari and Mr. Fitzgerald, respectively, under the 2019 SERP.

Director Fees

Each of the individuals who serves as a director of Magyar Bancorp also serves as a director of Magyar Bank. For serving as director of Magyar Bank, each director, with the exception of Mr. Fitzgerald and Mr. Ansari, earns director fees. Magyar Bank pays each director an annual retainer fee of $34,800. The Chairman of the Board of Directors receives an annual retainer fee of $72,600 and the Vice Chairman of the Board of Directors receives an annual retainer fee of $40,000. Each director, except Mr. Fitzgerald and Mr. Ansari, also receives a fee of $575 for each committee meeting attended. The chairman of the Audit Committee also receives an additional retainer fee of $5,000, and members of the Audit Committee are paid a fee of $1,100 for attendance at committee meetings. For serving as director of Magyar Bancorp, each director, including Mr. Fitzgerald and Mr. Ansari, receives an annual retainer fee of $10,000. Aggregate fees paid to directors by Magyar Bancorp and Magyar Bank were $335,105 for fiscal year 2019.

Directors’ Compensation

The following table sets forth for the year ended September 30, 2019 certain information as to the total remuneration paid to the Company’s directors other than Messrs. Fitzgerald and Ansari. Compensation paid to Mr. Fitzgerald and Mr. Ansari is included in “Executive Compensation—Summary Compensation Table.”

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Nonqualified deferred compensation earnings ($)(1)	All other compensation ($)	Total ($)

Andrew G. Hodulik	67,300	---	---	42,300	---	109,600
Thomas Lankey	96,950	---	---	2,496	---	99,446
Martin A. Lukacs, D.M.D.	55,485	---	---	---	---	55,485
Edward C. Stokes, III	42,610	---	---	3,207	---	45,817
Joseph A. Yelencsics	57,760	---	---	7,542	---	65,302

________________

(1)	Reflects the above-market earnings on the Director Supplemental Retirement Income And Deferred Compensation Agreements.

Director Supplemental Retirement Income and Deferred Compensation Agreements. In 1996, Magyar Bank entered into Director Supplemental Retirement Income and Deferred Compensation Agreements with its directors, including Messrs. Andrew G. Hodulik, Thomas Lankey, Martin A. Lukacs, Edward C. Stokes, III, and Joseph A. Yelencsics, in order to provide retirement, disability and death benefits to such directors and their beneficiaries. The agreements were amended and restated effective January 1, 2006, in order to comply with changes in the tax laws under Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”). The agreements with each director replace a prior non-qualified deferred compensation plan under which each director deferred all or a portion of his or her board fees, committee fees and retainer and such deferrals generated earnings at a 10% interest rate. Under the amended and restated agreements, each director makes an elective contribution equal to such director’s voluntary monthly pre-tax deferrals of board fees, committee fees and or retainer to a so-called secular trust (i.e., a trust where the individual is the grantor) established by such director with the assistance of Magyar Bank; each such trust is referred to as a retirement income trust fund. In addition, Magyar Bank contributes an amount to the retirement income trust funds to supplement the directors’ deferrals, and replace the 10% interest that would have accrued under the prior nonqualified plan. Magyar Bank also makes a contribution, actuarially determined to be equal to the amount necessary to support the annual retirement benefit payable to the director once he reaches his benefit age, based upon a percentage of the director’s total board fees, committee fees and/or retainer in the twelve-month period prior to the date on which the director is entitled to receive retirement benefits. For the 2019 plan year, Magyar Bank contributed an aggregate of $209,520 to the pension plan portion of the agreements. Provided a director has served for at least five years, the director’s retirement benefit will be at least 50% of such board fees, committee fees and/or retainer, with a maximum retirement benefit of 60%, based on years of service. If a director serves less than five years at termination of service, the benefit to such director would be between 12.5% and 20% of such fees and/or retainer. Any director who serves as board chairman for a five-year term will be entitled to receive a maximum benefit equal to 75% of his fees and/or retainer. Funds contributed to the retirement income trust fund will be invested by the trustee and are taxable to the director in the year of the contribution. Each director is annually given a limited period of time following Magyar Bank’s contribution to the director’s retirement income trust fund to withdraw the contribution to such director’s retirement income trust fund, provided, however, that if a director exercises his withdrawal rights, Magyar Bank will thereafter cease making contributions to the retirement income trust fund and will instead commence bookkeeping entries representing phantom contributions towards the director’s accrued benefit account.

Upon retirement, the amounts accumulated in the director’s retirement income trust fund and/or phantom contributions to any accrued benefit account established for such director, if any, will be annuitized and paid in monthly installments for the payout period unless the director has elected a lump sum payment. In the event the director dies after attaining his benefit age but prior to commencement or completion of his monthly payments, the amounts accrued for the benefit of the director will be paid to his or her beneficiary in either monthly installments or a lump sum. In the event a director has elected to receive a lump sum benefit and dies while serving as a director, the balance of his benefit will be paid to his beneficiary in a lump sum. In the event the director’s service is terminated prior to benefit age due to disability, the director will also be entitled to a lump sum benefit.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended September 30, 2019 was RSM US LLP (“RSM”). The Audit Committee has approved the engagement of RSM to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. That appointment is subject to ratification by the Company’s stockholders at the Annual Meeting. Stockholder ratification of the selection of RSM is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of RSM the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Representatives of RSM are expected to attend the Annual Meeting, and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Fees Paid to Our Auditors

Set forth below is certain information concerning aggregate fees for professional services rendered by RSM during fiscal years 2019 and 2018:

Audit Fees. The aggregate fees billed to the Company by RSM for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by RSM in connection with statutory and regulatory filings and engagements was $128,280 during fiscal year 2019, and $114,450 during fiscal year 2018.

Audit-Related Fees. There were no “Audit-Related Fees” not already reported in “Audit Fees” in fiscal years 2019 and 2018.

Tax Fees. There were no tax fees billed in fiscal years 2019 or 2018.

All Other Fees. There were no “Other Fees” billed for fiscal years 2019 or 2018.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accounting firm and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of RSM as independent registered public accounting firm for fiscal year 2020, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, including shares voted by Magyar Bancorp, MHC, but without regard to broker non-votes on proxies marked “ABSTAIN.”

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, under SEC Rule 14a-8, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 400 Somerset Street, P.O. Box 1365, New Brunswick New Jersey 08903, no later than September 10, 2020. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

The bylaws of Magyar Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Magyar Bancorp not less than 90 days prior to the date of Magyar Bancorp’s proxy materials for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Magyar Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by SEC Rule 14a-8 in effect at the time such proposal is received. Based on the foregoing, in order for notice of new business or a director nominee to be timely for purposes of the stockholders meeting to be held following the September 30, 2020 fiscal year end, notice must be received by Magyar Bancorp by October 9, 2020.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report included in this Proxy Statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s Annual Report on Form 10-K (without exhibits) for the year ended September 30, 2019, and the proxy statement, will be furnished without charge upon written or telephonic request to John Reissner, Vice President and Investor Relations Officer, 400 Somerset Street, P.O. Box 1365, New Brunswick, New Jersey 08903 or by calling (732) 342-7600.

New Brunswick, New Jersey	Karen LeBlon
January 8, 2020	Corporate Secretary

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/MGYR ADD 2 or scan the QR code — login details are located ADD 3 in the shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 12:00 a.m., EST, on February 19, 2020. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 20, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, proxy card and annual report to shareholders are available at: www.envisionreports.com/MGYR Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/MGYR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 12, 2020 to facilitate timely delivery. 2NOT COY + 035ICB Stockholder Meeting Notice The 2020 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern Standard Time on February 20, 2020 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director to serve for a three-year term: 01 - Edward C. Stokes, III; 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 27, 2019 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of Magyar Bancorp, Inc. Common Stock as of the close of business on the record date. We ask that you cast your vote promptly. Thank you for your continued support! Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 12, 2020.

MMMMMMMMMMMM MMMMMMMMM 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 12:00 a.m., EST, on February 19, 2020. Online Go to www.envisionreports.com/MGYR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. Election of Director: + For Withhold 01 - Edward C. Stokes, III For Against Abstain 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 11CV 438385 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 035I9B Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — MAGYAR BANCORP, INC. + ANNUAL MEETING OF STOCKHOLDERS February 20, 2020 2:00 p.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominee for director set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 20, 2020 at 2:00 p.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Annual Meeting, a Proxy Statement dated January 8, 2020, and audited financial statements. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/MGYR ADD 2 or scan the QR code — login details are located ADD 3 in the shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 12:00 a.m., EST, on February 15, 2020. Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 20, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, proxy card and annual report to shareholders are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/MGYR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 12, 2020 to facilitate timely delivery. 2NOT COY + 035IFB Stockholder Meeting Notice The 2020 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern Standard Time on February 20, 2020 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director to serve for a three-year term: 01 - Edward C. Stokes, III; 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 27, 2019 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. As you know, the Magyar Bank 401(k) Profit Sharing Plan (the “401(k) Plan”) includes an investment alternative to purchase the stock of Magyar Bank’s parent company, Magyar Bancorp, Inc., using funds from your 401(k) Plan account (the “Magyar Bancorp, Inc. Stock Fund”). Diversified Investors Security Corp., as trustee, holds Company common stock in the Magyar Bancorp, Inc. Stock Fund for the benefit of participants who have chosen this investment. You have the right to direct the Trustee how to vote the shares held in your account as of December 27, 2019, the record date for the Annual Meeting, on the proposals to be voted on by the Company’s stockholders. Under the 401(k) Plan, each participant with stock units in the Magyar Bancorp, Inc. Stock Fund has the right to participate in the exercise of voting rights of shares held in the 401(k) Plan by directing your vote to the Trustee. If you fail to give voting instructions, your shares will be voted according to the instructions from the Company. Your vote and the votes of other 401(k) Plan participants will be tallied by Computershare and the results provided to the Trustee. You must give your voting instructions on the internet or by phone no later than 12:00 a.m., Eastern Standard Time, on February 15, 2020 or return the voting instruction form by mail to Computershare, which must be received by 5:00 p.m., Eastern Standard Time, on February 19, 2020. Please note that the voting instructions of individual Plan Participants are kept confidential by the Trustee, who has been instructed not to disclose them to anyone at Magyar Bank or the Company. If you have any questions regarding your voting rights or the terms of the 401(k) Plan, please call John Reissner at (732) 214-2083. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 12, 2020.

MMMMMMMMMMMM MMMMMMMMM 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 12:00 a.m., EST, on February 15, 2020. Online Go to www.envisionreports.com/MGYR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. Election of Director: + For Withhold 01 - Edward C. Stokes, III For Against Abstain 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 11CV 438385 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 035IDA Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 401(K) PLAN VOTING INSTRUCTION FORM — MAGYAR BANCORP, INC. + ANNUAL MEETING OF STOCKHOLDERS February 20, 2020 2:00 p.m. THIS 401(K) PLAN VOTING INSTRUCTION FORM IS DISTRIBUTED ON BEHALF OF THE 401(K) PLAN TRUSTEE The undersigned participant, former participant or beneficiary of a deceased former participant in the Magyar Bank 401(k) Profit Sharing Plan (“401(k) Plan”), hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Magyar Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of December 27, 2019 at the Annual Meeting of Stockholders of Magyar Bancorp, Inc. to be held on February 20, 2020 and at any adjournment or postponement thereof. As to the proposals listed, which are more particularly described in the Proxy Statement dated January 8, 2020, the Trustee will vote the common stock of Magyar Bancorp, Inc. held by the 401(k) Plan Trust to reflect your voting instructions, in the manner described in the accompanying letter from the 401(k) Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated herein and hereby acknowledges receipt, prior to the execution of this voting instruction form, of a Voting Instructions Letter, a Notice of the Annual Meeting of Stockholders of Magyar Bancorp, Inc., and a Proxy Statement dated January 8, 2020, for the Annual Meeting to be held February 20, 2020. A telephone or internet vote authorizes the Trustee to vote the shares held in your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 12:00 a.m., February 15, 2020. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 19, 2020. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/MGYR ADD 2 or scan the QR code — login details are located ADD 3 in the shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 12:00 a.m., EST, on February 16, 2020. Important Notice Regarding the Availability of Proxy Materials for the Magyar Bancorp, Inc. Stockholder Meeting to be Held on February 20, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, proxy card and annual report to shareholders are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/MGYR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 12, 2020 to facilitate timely delivery. 2NOT COY + 035IGB Stockholder Meeting Notice The 2020 Annual Stockholders Meeting of Magyar Bancorp, Inc. (“Company”) will be held at 2:00 P.M., Eastern Standard Time on February 20, 2020 at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey 08901. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Your Board of Directors recommends a vote “FOR” Proposals 1 and 2: 1. The election of one director to serve for a three-year term: 01 - Edward C. Stokes, III; 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.; and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on December 27, 2019 are the stockholders entitled to vote at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. As you may know, the Magyar Bank Employee Stock Ownership Plan (the “ESOP”) allows ESOP participants to vote the common stock of Magyar Bank’s parent company, Magyar Bancorp, Inc., that have been allocated to each participant’s ESOP account. First Bankers Trust Services, Inc. is the trustee of the ESOP. The Trustee of the ESOP will pass through to each participant who has shares allocated to his or her account the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Stockholders, which will be held on February 20, 2020. As a participant, you are eligible to direct the voting of such shares at the Annual Meeting. The Trustee has retained Computershare as its agent to receive the ESOP voting instructions of ESOP participants and to tabulate the results. You must give your voting instructions on the internet or by phone no later than 12:00 a.m., Eastern Standard Time, on February 15, 2020 or return the voting instruction form by mail to Computershare, which must be received by 5:00 p.m., Eastern Standard Time, on February 19, 2020. Please note that the voting instructions of ESOP Participants are kept confidential by the Trustee, which has been instructed not to disclose them to anyone at Magyar Bank or the Company. If you have any questions regarding your voting rights or the terms of the ESOP, please call John Reissner at (732) 214-2083. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/MGYR. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Magyar Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 12, 2020.

MMMMMMMMMMMM MMMMMMMMM 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 12:00 a.m., EST, on February 16, 2020. Online Go to www.envisionreports.com/MGYR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. Election of Director: + For Withhold 01 - Edward C. Stokes, III For Against Abstain 2. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 11CV 438385 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MMMMMMM + 035IEB Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MGYR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • ESOP VOTING INSTRUCTION FORM — MAGYAR BANCORP, INC. + ANNUAL MEETING OF STOCKHOLDERS February 20, 2020 2:00 p.m. THIS VOTING INSTRUCTION FORM IS DISTRIBUTED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs First Bankers Trust Services, Inc. as Trustee of the Magyar Bank Employee Stock Ownership Plan to vote all the shares of common stock of Magyar Bancorp, Inc. allocated to the account of the undersigned in the Magyar Bank Employee Stock Ownership Plan at the Annual Meeting of Stockholders to be held at State Theatre, 15 Livingston Avenue, New Brunswick, New Jersey, on February 20, 2020 at 2:00 p.m. Eastern Standard Time. As to the proposals listed, which are more particularly described in the Proxy Statement dated January 8, 2020, the Trustee will vote the common stock of Magyar Bancorp, Inc. be allocated to each participant’s ESOP account to reflect the voting instructions on this voting instruction form, in the manner described in the accompanying letter from the ESOP Plan Administrator. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee. This ESOP voting instruction form when properly executed, will be voted in the manner directed herein by the Trustee, subject to the Trustee’s obligations under ERISA. If no direction is made, the shares allocated to your account will be voted in the same proportion as the shares for which properly executed voting instruction forms have been received. If you vote to “Abstain” on a matter, the shares allocated to your account will be voted by the Trustee as if you had failed to direct the voting of your shares. The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction form of Notice of the Annual Meeting and a Proxy Statement dated January 8, 2020. A telephone or internet vote authorizes the Trustee to vote the shares allocated to your account in the same manner as if you marked, signed, dated and returned this voting instruction form. Please note telephone and internet voting instructions must be provided prior to 12:00 a.m., February 16, 2020. It is not necessary to return this voting instruction form if you vote by telephone or internet. Mailed voting instruction forms must be received by 5:00 p.m. on February 19, 2020. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +